VINTAGE MUTUAL FUNDS, INC.
Income Fund, Bond Fund, Pro Forma Combined
Schedule of Portfolio Investments (UNAUDITED)
March 31, 2001
			Income	Income	Bond	Bond		Pro Forma	Pro Forma
			Fund	Fund	Fund	Fund	Pro Forma	Combined	Combined
	Description		Par Value	Value	Par Value	Value	Adjustments	Par Value	Value

U.S. Treasury Bonds (11.49%)
	7.50%, 11/15/16		$3,250,000	$3,921,385	$1,200,000	$1,447,896		$4,450,000	$5,369,281
	7.25%, 08/15/22		4,500,000	5,404,140				4,500,000	5,404,140
	7.13%, 02/15/23		2,900,000	3,443,576				2,900,000	3,443,576
	8.13%, 08/15/19				1,100,000	1,419,418		1,100,000	1,419,418
	12.00%, 08/15/13				500,000	712,190		500,000	712,190
	8.00%, 11/15/21				500,000	644,840		500,000	644,840
	Total U.S. Treasury Bonds			12,769,101		4,224,344			16,993,445

U.S. Treasury Notes (3.33%)
	5.75%, 08/15/03		2,000,000	2,065,080				2,000,000	2,065,080
	6.00%, 08/15/09		1,000,000	1,068,240				1,000,000	1,068,240
	6.50%, 05/31/02		1,750,000	1,796,218				1,750,000	1,796,218
	Total U.S. Treasury Notes			4,929,538		0			4,929,538

U.S. Government Agencies (4.80%)
	Federal Farm Credit Bank, 6.49%, 04/02/01				200,000	200,000		200,000	200,000
	Federal Farm Credit Bank, 6.00%, 10/01/01				110,000	110,818		110,000	110,818
	Federal Home Loan Bank, 7.18%, 11/02/04				250,000	250,543		250,000	250,543
	Federal Home Loan Bank, 6.50%, 11/29/05				500,000	526,090		500,000	526,090
	Federal Home Loan Bank, 6.52%, 04/07/03				200,000	200,054		200,000	200,054
	Federal Home Loan Bank, 7.74%, 04/11/05				830,000	831,038		830,000	831,038
	Federal Home Loan Bank, 7.80%, 06/13/03				150,000	150,937		150,000	150,937
	Federal Home Loan Bank, 7.00%, 05/03/02				200,000	200,500		200,000	200,500
	Federal Home Loan Bank, 8.01%, 11/25/05				250,000	251,250		250,000	251,250
	Federal National Mortgage Assoc, 7.25%, 01/15/10		3,250,000	3,586,115				3,250,000	3,586,115
	Federal National Mortgage Assoc., 5.25%, 04/19/01				300,000	300,000		300,000	300,000
	Housing Urban Development, 5.30%, 08/01/01				500,000	500,660		500,000	500,660
	Total U.S. Government Agencies			3,586,115		3,521,890			7,108,005

Mortgage Related Securities (36.16%)
Collateralized Mortgage Obligations (8.03%)
	Aames Mortgage Trust, 6.59%, 06/15/24				95,456	96,144		95,456	96,144
	Advanta Mortgage Loan Trust 1997-3, 6.80%, 05/18/24				585,145	589,475		585,145	589,475
	Advanta Mortgage Loan Trust 1996-1 A5, 6.35%, 10/25/21				154,715	154,773		154,715	154,773
	Advanta Mortgage Loan Trust 1999-1 A4, 6.30%, 04/25/27				190,000	189,994		190,000	189,994
	Centex Home Equity, 6.04%, 06/25/30				602,030	604,376		602,030	604,376
	Discover Card, 6.79%, 04/16/10				83,818	87,295		83,818	87,295
	Emergent Home Equity, 7.30%, 02/20/12				344,982	345,654		344,982	345,654
	Federal Agricultural Mortgage Corp Series CA-10011, 7.59%, 01/25/02		2,358,129	2,381,711				2,358,129	2,381,711
	Federal Home Loan Mortgage Corp Series 1873 D, 7.00%, 04/15/09		2,000,000	2,025,780				2,000,000	2,025,780
	Federal Home Loan Mortgage Corp. 1395, 6.00%, 11/15/21				44,207	44,246		44,207	44,246
	First Plus Home, 7.08%, 07/10/17				350,000	354,662		350,000	354,662
	Federal National Mortgage Assoc Series 1994-36 N, 6.50%, 03/25/24		1,000,000	983,450				1,000,000	983,450
	GE Capital Mtg 1997-HE3 A3, 6.52%, 08/25/13				2,726	2,717		2,726	2,717
	IMC Home Equity, 6.69%, 02/25/21				200,000	203,410		200,000	203,410
	Merrill Lynch Mortgage Investors 1989-E, 9.40%, 09/15/09				163,270	162,976		163,270	162,976
	Mortgage Lenders Network Home Equity 1998-1, 6.76%, 08/25/29				895,001	905,401		895,001	905,401
	Prudential Home Mortgage Securities, 7.15%, 03/25/24		718,500	725,822				718,500	725,822
	Ryland Mortgage Securities Corp 1993-4 A5, 7.50%, 08/25/24		341,419	343,187				341,419	343,187
	Salomon Mortgage Sec. VII 1995-1 PO, 10.54%*, 02/25/25				161,670	118,323		161,670	118,323
	Southern Pacific Secured Assets Corp 1998-1 A6, 7.08%, 03/25/28				500,000	498,544		500,000	498,544
	TMSHI 1997-2, 7.17%, 02/15/20				625,000	643,600		625,000	643,600
	UCFC Manufactured Housing Contract 1998-2 A2, 6.08%, 08/15/15				424,000	427,969		424,000	427,969
				6,459,950		5,429,559			11,889,509
Federal Home Loan Mortgage Corp Mortgage-Backed Pools (4.54%)
	#272596, 9.00%, 02/01/09				425,887	446,462		425,887	446,462
	#C00126, 8.50%, 06/01/22				35,573	37,401		35,573	37,401
	#C00896, 7.50%, 12/01/29		2,245,736	2,298,354				2,245,736	2,298,354
	#C00592, 7.00%, 02/01/28		1,517,381	1,537,683				1,517,381	1,537,683
	#E00548, 6.50%, 05/01/13				170,117	172,555		170,117	172,555
	#00538, 6.50%, 03/01/13				161,181	163,491		161,181	163,491
	#19588, 6.50%, 12/01/28		2,064,343	2,063,641				2,064,343	2,063,641
				5,899,678		819,909			6,719,587
Federal National Mortgage Association Mortgage-Backed Pools (8.15%)
	#50706, 7.50%, 02/01/23 TBA				496,548	511,494		496,548	511,494
	#250990, 7.50%, 07/01/27 TBA				1,028,707	1,052,172		1,028,707	1,052,172
	#251286, 7.00%, 11/01/27				273,880	277,607		273,880	277,607
	#313873, 7.00%, 12/01/27				139,216	141,111		139,216	141,111
	#408827, 6.50%, 02/01/28				357,203	356,878		357,203	356,878
	#251813, 6.50%, 07/01/28				404,458	403,066		404,458	403,066
	#448917, 6.50%, 11/01/28				863,253	862,467		863,253	862,467
	#430093, 7.00%, 06/01/28				644,108	652,372		644,108	652,372
	#303971, 7.50%, 07/01/16		707,555	727,055				707,555	727,055
	#251614, 7.00%, 04/01/28		1,555,037	1,574,988				1,555,037	1,574,988
	#251697, 6.50%, 05/01/28		1,854,627	1,852,939				1,854,627	1,852,939
	#252334, 6.50%, 02/01/29		1,331,147	1,330,907				1,331,147	1,330,907
	#430203, 7.00%, 06/01/28		772,947	782,864				772,947	782,864
	#323640, 7.50%, 04/01/29		1,497,709	1,531,871				1,497,709	1,531,871
				7,800,624		4,257,167			12,057,791
Government National Mortgage Association Mortgage-Backed Pools (10.74%)
	#315929, 9.00%, 06/15/22				8,381	8,911		8,381	8,911
	#341681, 8.50%, 01/15/23				18,011	18,790		18,011	18,790
	#354189, 7.50%, 05/15/23				16,750	17,278		16,750	17,278
	#359600, 7.50%, 07/15/23				48,217	49,737		48,217	49,737
	#376218, 7.50%, 08/15/25				132,880	136,519		132,880	136,519
	#385300, 8.00%, 10/15/24				65,068	67,815		65,068	67,815
	#410049, 8.00%, 07/15/25				59,285	61,585		59,285	61,585
	#412334, 7.00%, 10/15/27				279,737	284,193		279,737	284,193
	#412645, 8.00%, 08/15/26				104,679	108,379		104,679	108,379
	#440404, 7.50%, 04/15/27				106,182	109,004		106,182	109,004
	#454375, 7.00%, 03/15/28				168,566	171,279		168,566	171,279
	#462384, 7.00%, 11/15/27				785,012	797,816		785,012	797,816
	#780213, 7.50%, 08/15/25				194,816	199,807		194,816	199,807
	#780619, 7.00%, 08/15/12				264,255	273,290		264,255	273,290
	#462556, 6.50%, 02/15/28		1,867,325	1,868,744				1,867,325	1,868,744
	#780584, 7.00%, 06/15/27		1,457,126	1,480,891				1,457,126	1,480,891
	#780717, 7.00%, 02/15/28		1,685,064	1,713,542				1,685,064	1,713,542
	#451522, 7.50%, 10/15/27		1,132,950	1,163,064				1,132,950	1,163,064
	#451459, 7.50%, 09/15/27		1,153,964	1,184,637				1,153,964	1,184,637
	#486760, 6.50%, 12/15/28		1,666,997	1,668,264				1,666,997	1,668,264
	#780075, 8.00%, 03/15/25		361,544	377,007				361,544	377,007
	#780453, 7.50%, 12/15/25		1,056,574	1,085,471				1,056,574	1,085,471
	#21608, 7.50%, 02/20/09		258,910	267,368				258,910	267,368
	#469699, 7.00%, 11/15/28		1,943,156	1,974,422				1,943,156	1,974,422
	#486467, 7.00%, 08/15/28		787,386	800,055				787,386	800,055
				13,583,465		2,304,403			15,887,868
Asset Backed Securities (4.70%)
	Bear Stearns CBO 1998-1 Class A-2A, 6.72%, 06/15/10		1,000,000	864,530				1,000,000	864,530
	Chyps CBO Series 1999-1 Class A1, 6.47%, 02/01/11		1,000,000	996,880				1,000,000	996,880
	Denver Arena Trust, 6.94%, 11/15/19		905,961	890,378				905,961	890,378
	Green Tree Recreational Equipment, 6.55%, 07/15/28		281,678	288,756				281,678	288,756
	Greentree 96-F Class A4, 7.30%, 01/15/28		458,244	461,522				458,244	461,522
	IMC Home Equity Loan 1996-4 Class A4, 7.11%, 08/25/14		1,071,753	1,080,824				1,071,753	1,080,824
	Nations Credit Grantor Trust 97-1, 6.75%, 08/15/13		622,558	642,290				622,558	642,290
	Olympic Auto 96-D Class A5, 6.25%, 11/15/04		1,720,844	1,723,622				1,720,844	1,723,622
				6,948,802		0			6,948,802

	Total Mortgage-Related Securities			40,692,519		12,811,038			53,503,557

U.S. Taxable Municipal Bonds (3.99%)
	Coralville, IA, 8.25%, 06/01/02		1,100,000	1,103,773	300,000	301,029		1,400,000	1,404,802
	Detroit Michigan Building Authority, 6.60%, 07/01/03		1,000,000	1,034,020				1,000,000	1,034,020
	El Paso County, TX, 7.75%, 06/01/03				210,000	215,502		210,000	215,502
	Fulton, MO Import Taxable Sinking Fund, 7.60%, 07/01/11				125,000	136,351		125,000	136,351
	Las Vegas NV., 7.20%, 07/01/15		1,000,000	1,028,880				1,000,000	1,028,880
	Mille Lacs Band of Ojibwe Indians (Grand Casino) Rev. Notes, 8.00%, 06/01/04		348,207	350,383	192,153	193,354		540,360	543,737
	Prairie Du Chien, WI, Redevelopment Auth., 7.60%, 04/01/05				90,000	96,043		90,000	96,043
	Prairie Du Chien, WI, Redevelopment Auth., 7.63%, 04/01/06				100,000	107,962		100,000	107,962
	University of Southern California, 5.87%, 01/01/14		1,200,000	1,168,404				1,200,000	1,168,404
	Washington St. HSA, 7.65%, 01/01/04				165,000	174,143		165,000	174,143
	Total U.S. Taxable Municipal Bonds			4,685,460		1,224,384			5,909,844

Corporate Bonds (37.49%)
Banking and Financial Services (4.93%)
	Block Financial, 8.50%, 04/15/07				550,000	590,563		550,000	590,563
	GMAC, 8.88%, 06/01/10				250,000	278,125		250,000	278,125
	Heller Financial, 6.44%, 10/06/02		1,500,000	1,516,875				1,500,000	1,516,875
	Hubco, Inc., 7.75%, 01/15/04				130,000	129,675		130,000	129,675
	John Deere, 8.63%, 08/01/19		500,000	531,250				500,000	531,250
	Lehman Brothers, 6.63%, 02/05/06		2,000,000	2,025,000				2,000,000	2,025,000
	Lehman Brothers MTN, 8.05%, 01/15/19				165,000	177,581		165,000	177,581
	Northern Trust Co, 6.50%, 05/01/03		500,000	510,000				500,000	510,000
	Paine Webber Group Inc, 6.45%, 12/01/03		1,500,000	1,545,000				1,500,000	1,545,000
				6,128,125		1,175,944			7,304,069
Consumer Goods and Services (16.01%)
	Alberto-Culver, 6.38%, 06/15/28				300,000	286,500		300,000	286,500
	Continental Airlines, 7.08%, 11/01/04				199,288	201,737		199,288	201,737
	Ford Motor Company, 7.13%, 11/15/25		2,000,000	1,890,000				2,000,000	1,890,000
	Healthsouth Corp, cvt., 3.25%, 04/01/03		1,950,000	1,767,188	700,000	634,375		2,650,000	2,401,563
	J.C. Penney & Co., 7.38%, 08/15/08		1,500,000	1,123,125	365,000	273,294		1,865,000	1,396,419
	J.C. Penney, 7.40%, 04/01/37				445,000	370,463		445,000	370,463
	Jones Apparel, 7.50%, 06/15/04		1,100,000	1,116,500				1,100,000	1,116,500
	K-Mart Corp, 12.50%, 03/01/05		1,150,000	1,237,688				1,150,000	1,237,688
	MCI Communications, 8.25%, 01/20/23		1,000,000	977,500				1,000,000	977,500
	Olsten Corp, 7.00%, 03/15/06				1,050,000	1,046,063		1,050,000	1,046,063
	Omnicare, 5.00%, 12/01/07		2,990,000	2,605,037	700,000	609,875		3,690,000	3,214,912
	Pep Boys - Manny, Moe & Jack Zero Coupon, 09/20/11		5,025,000	3,090,375	1,510,000	928,650		6,535,000	4,019,025
	Reebok International, 6.75%, 09/15/05		1,000,000	972,500	1,233,000	1,199,092		2,233,000	2,171,592
	Tupperware, 7.25%, 10/01/06		2,645,000	2,618,550	750,000	742,500		3,395,000	3,361,050
				17,398,463		6,292,549			23,691,012
Governement Agency (0.49%)
	Quebec Province, 6.19%, 03/10/26		700,000	720,125		0		700,000	720,125

Industrial Goods and Services (10.40%)
	ABC Rail Product, 10.50%, 12/31/04				315,000	181,125		315,000	181,125
	AGCO Corp, 8.50%, 03/15/06				145,000	140,106		145,000	140,106
	Comdisco, 9.50%, 08/15/03		1,000,000	780,000				1,000,000	780,000
	Geon Company, 6.88%, 12/15/05		2,000,000	2,005,000	500,000	501,250		2,500,000	2,506,250
	Halliburton, 6.75%, 02/01/27		2,000,000	2,075,000				2,000,000	2,075,000
	Ikon Office, 6.75%, 11/01/04		1,135,000	1,061,225	975,000	911,625		2,110,000	1,972,850
	IMC Global, 9.45%, 12/15/11				277,000	264,189		277,000	264,189
	Millipore Corp, 7.20%, 04/01/02		245,000	246,225	700,000	703,500		945,000	949,725
	Olsten Corp, 7.00%, 03/15/06		2,550,000	2,540,437				2,550,000	2,540,437
	Teck Corp, cvt., 3.75%, 07/15/06		2,000,000	1,625,000	590,000	479,375		2,590,000	2,104,375
	WMX Technologies, 6.70%, 05/01/01		1,870,000	1,870,000				1,870,000	1,870,000
				12,202,887		3,181,170			15,384,057
International (0.35%)
	Naples, City of, Italy, 7.52%, 07/15/06				275,000	288,406		275,000	288,406
	Nova Scotia, 8.25%, 11/15/19				185,000	225,931		185,000	225,931
				0		514,337			514,337
Real Estate (4.11%)
	Avalon Bay, 6.80%, 07/15/06		1,250,000	1,275,000				1,250,000	1,275,000
	HRPT Properties Trust, 6.88%, 08/26/02		2,000,000	2,015,000	150,000	151,125		2,150,000	2,166,125
	Nationwide Health Properties, 7.23%, 11/08/06		1,550,000	1,422,125				1,550,000	1,422,125
	Realty Income Sr. Notes, 8.25%, 11/15/08				10,000	249,500		10,000	249,500
	Simon Property Group, Inc., 7.13%, 02/09/09		1,000,000	976,250				1,000,000	976,250
				5,688,375		400,625			6,089,000
Utilities (1.20%)
	Boise Cascade, 7.05%, 05/15/05				500,000	485,625		500,000	485,625
	Citizens Utility Co. 6.80%, 08/15/26				75,000	72,375		75,000	72,375
	Florida Power & Light, 6.88%, 4/01/04		1,000,000	1,000,000				1,000,000	1,000,000
	Texas East Trans., 8.25%, 10/15/04				200,000	215,500		200,000	215,500
				1,000,000		773,500			1,773,500

	Total Corporate Bonds			43,137,975		12,338,125			55,476,100

Commercial Paper (1.15%)
	Wisonsin Public Service, 5.52%***, 04/02/01			0	1,700,000	1,699,739		1,700,000	1,699,739

Mutual Funds (2.33%)
	Government Assets Fund T Shares, 4.66%**		2,916,732	2,916,732	513,128	513,128		3,429,860	3,429,860
	The Bank of New York Cash Reserve, 2.65%**		9,910	9,910	6,503	6,503		16,413	16,413
				2,926,642		519,631			3,446,273
	Total Investments in Securities (100.74%)
	(Cost $110,645,489; $35,681,574; $146,327,063)			$112,727,350		$36,339,151			$149,066,501

	Other Assets & Liabilities (-0.74%)			(1,102,402)		630			(1,101,772)

	Net Assets (100.00%)			$111,624,948		$36,339,781			$147,964,729

---------------
** Rate shown is as of March 31, 2001.

VINTAGE MUTUAL FUNDS, INC.
PRO FORMA COMBINED STATEMENTS OF ASSETS AND LIABILITIES (UNAUDITED)
March 31, 2001
	(a)
	Income	Bond	Pro forma	Pro forma
	Fund	Fund	Adjustments	Combined

Investments, at value	$112,727,350	$36,339,151	-----	$149,066,501
Repurchase agreements	-----	-----	-----	-----
Total Investments (Cost $110,645,489 [Income];
$35,681,574 [Bond]; $146,327,063 [Combined]
Total Investments	112,727,350	36,339,151	-----	149,066,501
Receivables	1,469,729	1,794,972	-----	3,264,701
Total Assets	114,197,079	38,134,123	-----	152,331,202
Less: Total Liabilities	2,572,131	1,794,342	-----	4,366,473
NET ASSETS:	111,624,948	36,339,781	-----	147,964,729
Paid-in capital	112,909,950	35,713,690	-----	148,623,640
Accumulated undistributed (distributions in excess of)
net investment income	(337,680)	5,786	-----	(331,894)
Net unrealized appreciation on investments	2,081,861	657,577	-----	2,739,438
Accumulated net realized losses on investment transactions	(3,029,183)	(37,272)	-----	(3,066,455)
Net Assets	$111,624,948	$36,339,781	-----	$147,964,729
Capital Shares Outstanding	11,156,153	3,643,664	39,930	14,839,747
Net asset value--offering and redemption price per share	$10.01	$9.97	-----	$9.97

  The pro forma adjustment is caused by issuing 11,196,083 shares of the Bond Fund at $9.97 per share for the $111,624,948 Income Fund's ending net assets.
VINTAGE MUTUAL FUNDS, INC.
Pro Forma Combined Statements of Operations (UNAUDITED)
For the Year Ended March 31, 2001

	Income	Bond	Pro forma		Pro forma
	Fund	Fund	Adjustments		Combined
INVESTMENT INCOME:
Interest income	$7,867,810	$2,239,391	-----		$10,107,201

EXPENSES:
Investment advisory fees	665,742	167,753	(55,479)	(a)	778,016
Administration fees	288,488	79,301	-----		367,789
Distribution and shareholder service fees S Shares	-----	-----	-----		-----
Distribution and shareholder service fees S2 Shares	-----	-----	-----		-----
Distribution and shareholder service fees T Shares	-----	-----	-----		-----
Custody fees	9,945	5,884	-----		15,829
Accounting fees	33,288	9,150	-----		42,438
Legal fees	3,878	1,018	-----		4,896
Audit fees	10,317	5,649	-----		15,966
Directors' fees	8,797	2,547	-----		11,344
Transfer agent fees	28,048	19,428	(22,000)	(b)	25,476
Registration and filing fees	1,654	1,595	-----		3,249
Printing fees	6,676	1,880	-----		8,556
Other	928	10,038	-----		10,966
Total Expenses	1,057,761	304,243	(77,479)		1,284,525
Less: Expenses voluntarily reduced/waived	-----	-----	-----		-----
Net Expenses	1,057,761	304,243	(77,479)		1,284,525
Net Investment Income	6,810,049	1,935,148	77,479		8,822,676

REALIZED/UNREALIZED GAINS (LOSSES) FROM
INVESTMENTS:
Net realized gains (losses) from investment transactions	(617,374)	25,744	-----		(591,630)
Net change in unrealized appreciation from investments
Net realized and unrealized gains from investments	4,523,907	1,411,296	-----		5,935,203
Change in net assets resulting from operations	$11,333,956	$3,346,444	$77,479		$14,757,879

  The pro forma adjustment was determined by applying the Bond Fund asset based fees to average Income Fund net assets during fiscal 2001.
  The pro forma adjustment was determined by applying the transfer agent fee schedule to a combined shareholder base.

VINTAGE INCOME FUND / VINTAGE BOND FUND

NOTES TO PRO FORMA FINANCIAL STATEMENTS (UNAUDITED)

  BASIS OF COMBINATION

  Subject to approval of the proposed Plan of Reclassification (the "Plan") by shareholders of the Vintage Income Fund, the Vintage Bond Fund will acquire all the net assets of the Vintage Income Fund. The combination will be accounted for by the method of accounting for tax-free business combinations of investment companies. The pro forma combining Statement of Assets and Liabilities reflects the financial position of the Vintage Income Fund and Vintage Bond Fund at March 31, 2001 as though the combination occurred as of that date. The pro forma combining Statement of Operations reflects the results of operations of the Vintage Income Fund and Vintage Bond Fund for the period of April 1, 2000 to March 31, 2001 as though the combination occurred on April 1, 2000. The pro forma financial statements do not reflect any adjustment with respect to additional distributions that may be made prior to the combination. The pro forma financial statements are presented for the information of the reader, and should be read in conjunction with the historical financial statements of the funds.

  CAPITAL SHARES

The number of Bond Fund shares issued was calculated by dividing the net assets of the Income Fund by the net asset value per share of the Bond Fund at March 31, 2001.